UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2011
Thermo Fisher Scientific Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8002	04-2209186

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

81 Wyman Street Waltham, Massachusetts	02451

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 622-1000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 12, 2011, by vote of the Board of Directors of Thermo Fisher Scientific Inc. (the “Company”), Lars Rebien Sørensen was elected a director of the Company for a term expiring at the 2012 annual meeting. Mr. Sørensen was appointed to the board’s Corporate Social Responsibility Committee.
     Mr. Sørensen has served as President and Chief Executive Officer of Novo Nordisk A/S, a global healthcare company with a leading position in diabetes care, since November 2000.
     In connection with his service as a director, Mr. Sørensen will be entitled to receive the Company’s previously disclosed standard agreements and arrangements for non-employee directors as described in the “Director Compensation” section of the Company’s proxy statement for the 2011 annual meeting, which was filed with the SEC on April 8, 2011 (File No. 001-08002), and will enter into the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-90661).
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On and effective July 12, 2011, the Board of Directors of the Company approved amendments to Sections 3, 4 and 5 of Article II of the Company’s By-Laws to eliminate the classified board of directors. The amended bylaws provide that the declassification of the board will not shorten the term of any incumbent director, so that all directors will be up for election annually beginning with the 2014 annual meeting. The amended bylaws also provide that directors are subject to removal by the stockholders with or without cause and that all directors elected from and after July 12, 2011 will serve for a term expiring at the next annual meeting of stockholders following such director’s election. In all cases, service as a director is until the election and qualification of the director’s successor and is subject to the director’s earlier death, resignation or removal.
     A copy of the By-Laws of the Company, as amended and effective as of July 12, 2011, is filed as Exhibit 3.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.
Date: July 14, 2011	By:	/s/ Seth H. Hoogasian
		Name:	Seth H. Hoogasian
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-Laws of the Registrant, as amended and effective as of July 12, 2011